                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 2, 1998
                                                        -----------------



                         BAY VIEW CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)



    Delaware                        0-17901                      94-3078031
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(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                       No.)



1840 Gateway Drive, San Mateo, California                             94404
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(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code (415) 573-7300
                                                          --------------




                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On January 2, 1998, Bay View Capital Corporation ("Bay View"), a Delaware corporation and the holding company for Bay View Bank, issued the press release included as Exhibit 99.1 to this Report and incorporated by reference herein announcing the completion of Bay View's acquisition of America First Eureka Holdings, Inc., and its wholly owned subsidiary, EurekaBank, a Federal Savings Bank ("EurekaBank"). EurekaBank will initially operate under its own name. The Company anticipates that by May 31, 1998, the systems and products of EurekaBank will be fully integrated at which time all of the EurekaBank branches will convert to Bay View Bank branches ("Subsidiary Merger"). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of May 8, 1997, by and among Bay View, America First Eureka Holdings, Inc., America First Financial Fund 1987-A Limited Partnership and America First Capital Associates Limited Partnership Five (the "Merger Agreement"). A copy of the Merger Agreement was included as Exhibit 2 to Bay View's Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 12, 1997, and is incorporated by reference herein.

     Following the Merger, the assets and liabilities of America First Eureka Holdings, Inc. were assumed by Bay View and following the Subsidiary Merger, the assets and liabilities of EurekaBank will be assumed by Bay View Bank.

     Pursuant to the Merger Agreement Bay View paid $90 million in cash and issued 8,076,923 shares of Bay View common stock to America First Financial Fund 1987-A Limited Partnership, the sole shareholder of America First Eureka Holdings, Inc.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements of Business Acquired

          (i) The audited consolidated financial statements, and notes thereto, of America First Eureka Holdings, Inc. as of December 31, 1996 and 1995, and for the years ended December 31, 1996, 1995 and 1994 are contained in Exhibit 99 to the Current Report on Form 8-K of Bay View dated June 23, 1997, which report is incorporated by reference herein.

          (ii) The following financial statements for America First Eureka Holdings, Inc. as of September 30, 1997 and for the nine months ended September 30, 1997 and 1996 are included herein as Exhibit 99.2:

                        Condensed Consolidated Balance Sheets
                          (Unaudited)
                        Condensed Consolidated Statements of
                          Operations (Unaudited)
                        Condensed Consolidated Statements of
                          Shareholder's Equity (Unaudited)
                        Condensed Consolidated Statements of Cash
                          Flows (Unaudited)
                        Notes to Unaudited Consolidated Financial Statements

     (b)  Pro forma Financial Information.

          The following unaudited pro forma condensed combined financial information as of September 30, 1997 and for the nine months ended September 30, 1997 and the year ended December 31, 1996 are set forth in Exhibit 99.3 included herein:

                        Pro Forma Condensed Combined Statement of Financial
                          Condition at September 30, 1997 (Unaudited)
                        Pro Forma Condensed Combined Statement of Operations
                          for the nine months ended September 30,
                          1997 (Unaudited)
                        Pro Forma Condensed Combined Statement of Operations
                          for the year ended December 31, 1996 (Unaudited)
                        Notes to Unaudited Pro Forma Condensed Combined
                          Financial Information

     (c)  Exhibits.

          2. Agreement and Plan of Merger, dated as of May 8, 1997, by and among Bay View, America First Eureka Holdings, Inc., America First Financial Fund 1987-A Limited Partnership and America First Capital Associates Limited Partnership Five (incorporated by reference as

                                       2
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          Exhibit 2 to Bay View's Current Report on Form 8-K filed with the
          Securities and Exchange Commission on May 12, 1997).

          99.1  Press release of Bay View, dated January 2, 1998.

          99.2 America First Eureka Holdings, Inc. and Subsidiary financial statements listed in Item 7(a)(ii).

          99.3  Unaudited Pro Forma Financial Data listed in Item 7(b).

                                       3
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BAY VIEW CAPITAL CORPORATION



Date: January 20, 1998             By: /s/David A. Heaberlin
                                       -----------------------------
                                       David A. Heaberlin
                                       Executive Vice President and
                                        Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX

Exhibit
Number                  Description
2                   Agreement and Plan of Merger, dated as of May 8, 1997, by
                    and among Bay View, America First Eureka Holdings, Inc.,
                    America First Financial Fund 1987-A Limited Partnership and
                    America First Capital Associates Limited Partnership
                    Five(incorporated by reference to Exhibit 2 to Bay View's
                    Report on Form 8-K filed with the Securities and Exchange
                    Commission on May 12, 1997).

99.1                Press release of Bay View, dated January 2, 1998.


99.2 America First Eureka Holdings, Inc. and Subsidiary financial statements listed in Item 7(a)(ii).

99.3                Unaudited Pro Forma Financial Data listed in Item 7(b).
